SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

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☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

OLD WESTBURY FUNDS, INC.
(Name of Registrant as Specified in its Charter)

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OLD WESTBURY FUNDS, INC.
760 Moore Road
King of Prussia, Pennsylvania 19406

Old Westbury Large Cap Core Fund
Old Westbury Large Cap Strategies Fund
Old Westbury Global Small & Mid Cap Fund
Old Westbury Global Opportunities Fund
Old Westbury Real Return Fund
Old Westbury Fixed Income Fund
Old Westbury Municipal Bond Fund

Dear Shareholder:

On behalf of the Board of Directors of Old Westbury Funds, Inc. (the “Corporation”), we are pleased to invite you to a special meeting of shareholders of the series of the Corporation listed above (each, a “Fund” and collectively, the “Funds”) to be held at 10 a.m. Eastern Time on November 21, 2013, at the offices of the Corporation located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

As is discussed in more detail in the enclosed Proxy Statement, you will be asked to approve the following proposal, which is being recommended by the Board of Directors:

•	To elect five Directors (the “Nominees”) to the Board of Directors of the Corporation, each to hold office for an indefinite term.

As is discussed in the Proxy Statement, the Nominees are those existing Directors of the Corporation who are not required to retire at the end of 2013 under the Corporation’s By-Laws and include certain Directors previously elected by shareholders and those appointed by the Board.

Your vote is important

After reviewing the proposal, your Board of Directors unanimously approved the proposal to elect the Nominees and recommends approval by the Funds’ shareholders, as is more fully described in the accompanying Proxy Statement. It is now your turn to review the proposal and vote on it at the upcoming meeting.

If you are not available to attend the meeting, then please promptly complete, date, sign and return the enclosed proxy card(s) in order to avoid the expense of additional mailings or contacting you by telephone. No matter how many shares you own, your timely vote is important.

Thank you in advance for your consideration of this important matter.

Sincerely,

/s/ David W. Rossmiller
David W. Rossmiller
President & Chief Executive Officer
Old Westbury Funds, Inc.
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OLD WESTBURY FUNDS, INC.
760 Moore Road
King of Prussia, Pennsylvania 19406

Old Westbury Large Cap Core Fund
Old Westbury Large Cap Strategies Fund
Old Westbury Global Small & Mid Cap Fund
Old Westbury Global Opportunities Fund
Old Westbury Real Return Fund
Old Westbury Fixed Income Fund
Old Westbury Municipal Bond Fund
(the “Funds”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 21, 2013

To the Shareholders of the Funds:

Notice is hereby given that a Special Meeting of Shareholders (including any postponements or adjournments thereof, the “Meeting”) of the Funds, each a series of Old Westbury Funds, Inc. (the “Corporation”), will be held at 10 a.m. Eastern Time on November 21, 2013, at the offices of the Corporation located at 760 Moore Road, King of Prussia, Pennsylvania 19406, for the following purposes:

•	To elect five Directors (the “Nominees”) to the Board of Directors of the Corporation, each to hold office for an indefinite term.

•	To consider and act upon such other matters as may properly come before the Meeting or any adjourned sessions thereof.

Shareholders of record as of the close of business on October 23, 2013 are entitled to notice of, and to vote at, the Meeting.

October 25, 2013

By Order of the Board of Directors

/s/ Diane J. Drake
Diane J. Drake
Secretary
Old Westbury Funds, Inc.

YOUR VOTE IS IMPORTANT

Please respond — your vote is important. Whether or not you plan to attend the Meeting, please promptly complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-prepaid envelope. Alternatively, you may vote via telephone or the internet by following the instructions on the enclosed proxy card(s). Please vote now in order to avoid the cost of additional solicitations.

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OLD WESTBURY FUNDS, INC.
760 Moore Road
King of Prussia, Pennsylvania 19406

Old Westbury Large Cap Core Fund
Old Westbury Large Cap Strategies Fund
Old Westbury Global Small & Mid Cap Fund
Old Westbury Global Opportunities Fund
Old Westbury Real Return Fund
Old Westbury Fixed Income Fund
Old Westbury Municipal Bond Fund
(the “Funds”)

PROXY STATEMENT

The Board of Directors (the “Board”) of Old Westbury Funds, Inc. (the “Corporation”) is soliciting proxies from shareholders of the Funds, each a series of the Corporation, in connection with a special meeting of shareholders of the Funds (including any postponements or adjournments thereof, the “Meeting”) to be held at 10 a.m. Eastern Time on November 21, 2013, at the offices of the Corporation located at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Notice of the Meeting, this Proxy Statement and the enclosed proxy card(s) are being sent to shareholders of record as of October 23, 2013 (the “Record Date”) beginning on or about November 1, 2013. You may obtain a copy of the Corporation’s most recent annual and semi-annual reports free of charge by calling 1-800-607-2200.

The Meeting is being called for the following purposes: (1) to elect five Directors to the Board, each to hold office for an indefinite term; and (2) to consider and act upon such other matters as may properly come before the Meeting or any adjourned sessions thereof.

Part I of this Proxy Statement contains information relating to the proposal to elect the five Directors to the Board (the “Nominees”). The Nominees are those existing Directors of the Corporation who are not required to retire at the end of 2013 under the Corporation’s By-Laws and include certain Directors previously elected by shareholders and those appointed by the Board.

Part II contains additional background information about the Corporation and other matters. Part III contains general information about the Meeting and shareholder voting. As of the Record Date, the number of shares of the Corporation that were issued and outstanding was 2,261,867,493.764.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on November 21, 2013:

This Proxy Statement is available at www.proxyvote.com.

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I. PROPOSAL 1 – ELECT DIRECTORS
(All Funds)

Overview and Related Information

Under the Investment Company Act of 1940, as amended (the “1940 Act”), at least a majority of the Board must be elected by shareholders. While the Board presently meets this requirement, the upcoming retirements of Robert M. Kaufman and John R. Whitmore from the Board at the end of 2013, as required by the Corporation’s By-Laws, will cause the Corporation to not be in compliance with this requirement. Accordingly, the Board has determined to nominate for shareholder election each of the current Directors who are not retiring at the end 2013 (the “Nominees”), which include certain Directors previously elected by shareholders and those Directors appointed by the Board. Electing the five Nominees would give the Board additional flexibility in the future to appoint a limited number of additional new Directors, if appropriate, without incurring the costs of holding further shareholder meetings.

At a meeting held on October 22-23, 2013, the Board, including a majority of the directors who are not “interested persons,” as that term is defined in the 1940 Act, of the Corporation, nominated each of the Nominees for election to the Board and voted to present each Nominee to shareholders for election as Directors. Each of the Nominees has indicated a willingness to continue to serve as a Director. The Board currently has no reason to believe that any Nominee will become unavailable for election as a director, but if such unavailability should occur before the Meeting, the proxies will be voted for such other individuals as the Nominating Committee of the Board and the Board may designate.

A Nominee is deemed to be “non-interested” to the extent the Nominee is not an “interested person” of the Corporation. The “Non-Interested Nominees” are: Eugene P. Beard, Alexander Ellis III, Patricia L. Francy and J. David Officer. Jeffrey J. Glowacki (the “Interested Nominee”) is an “interested person” of the Funds by virtue of his positions as Managing Director and Regional Director of Bessemer Trust Company, N.A. The Nominees would serve as Directors in accordance with the organizational documents of the Corporation. Each Director would serve for an indefinite term and until a successor is elected and qualified or until resignation or until such Director reaches the age of retirement, as set forth in the Corporation’s By-Laws.

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Information Regarding the Non-Interested Nominees

Name, Address and Age	Position(s) Held or to be Held with the Corporation	Term of Office and Length of Time Served as a Director of the Corporation	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen or to Be Overseen	Other Directorships[1] Held by Nominee During the Past Five Years
Eugene P. Beard 630 Fifth Avenue New York, NY 10111 Age: 78	Chairperson & Director	Indefinite term; 14 Years	Chairman and Chief Executive Officer, Westport Asset Fund, Inc.	7	4[2]

Patricia L. Francy 630 Fifth Avenue New York, NY 10111 Age: 68	Vice Chairperson & Director	Indefinite term; 8 Years	Director, various corporate, not-for-profit and foundation boards.	7	1[3]

J. David Officer 630 Fifth Avenue New York, NY 10111 Age: 65	Director	Indefinite term; 1 Year	Independent Director; Formerly, Chief Executive Officer and Chairman, Laurel Capital Advisors (2005-2009). Consultant, Fidelity (2011); Consultant, Pershing LLC (2010); Vice President, The Dreyfus Family of Funds (2010); Vice President, Dreyfus Funds, Inc. (2010); President, Dreyfus Funds, Inc. (2006-2009); Executive Vice President, The Bank of New York Mellon (2008-2009); Executive Vice President, BNY Mellon, N.A. (2008-2009); Vice President, BNY Mellon Funds Trust (2007-2009); President and Chairman, Dreyfus Founders Funds, Inc. (2007-2009); President, Chairman and Chief Executive Officer, Founders Asset Management (2007-2009); Consultant, The Dreyfus Corporation (2006-2009); Chief Operating Officer, The Dreyfus Corporation (2006-2009); President, MBSC Securities Corporation (2007-2009); President, The Dreyfus Family of Funds (2007-2009); Vice President, Dreyfus Service Organization, Inc. (2004-2009); Vice Chairman, The Dreyfus Corporation (1998-2009); Executive Vice President, Mellon Bank, N.A. (1994-2008).	7	10[4]

[1]	Directorships held during the last five years in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[2]	Mr. Beard serves, or has served, as Director of the following entities: Cambridge Solutions PLC, Huntsworth PLC.; Marc USA Corp.; One to One Interactive, Inc.; Cambridge Technology Inc., BBH Fund, Inc.; BBH Trust, BBH US Money Market Portfolio; BBH Common Settlement Fund; BBH Common Settlement Fund II, Mattel, Inc.; and Catalina Marketing Corporation.

[3]	Ms. Francy serves as Director of Siebert Financial Corporation.
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Name, Address and Age	Position(s) Held or to be Held with the Corporation	Term of Office and Length of Time Served as a Director of the Corporation	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen or to Be Overseen	Other Directorships[1] Held by Nominee During the Past Five Years
Alexander Ellis III 630 Fifth Avenue New York, NY 10111 Age: 64	Director	Indefinite term; since July 2013	General Partner, Rockport Capital Partners (2000-Present).	7	1[5]

Information Regarding the Interested Nominee

Name, Address and Age	Position(s) Held or to be Held with the Corporation	Term of Office and Length of Time Served as a Director of the Corporation	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen or to Be Overseen	Other Directorships Held by Nominee During the Past Five Years
Jeffrey J. Glowacki 10250 Constellation Boulevard, Suite 2600 Los Angeles, CA 90067 Age: 46	Director	Indefinite term; 1 Year	Managing Director and Regional Director of Bessemer Trust Company, N.A. (since 2005).	7	None

Information regarding the Nominees beneficial ownership of shares of the Funds is included in Appendix A.

Status of Current Directors

Each of the Nominees were previously nominated by the Nominating Committee, with such nomination then approved by the Board. The Nominating Committee’s primary responsibility is to nominate Director candidates to the Board. The Nominating Committee’s charter is included as Appendix B. The Nominees, along with Robert M. Kaufman and John W. Whitmore, currently comprise the entire Board. Mr. Beard and Ms. Francy were elected by shareholders of the Corporation in 2004. Messrs. Officer, Glowacki and Ellis were each appointed to serve as a director of the Corporation by the then current directors in 2011, 2012 and 2013, respectively. The Board met on 6 occasions during the Corporation’s fiscal year ended October 31, 2012.

The Role of the Board

The Board provides oversight of the management and operations of the Corporation. Like all mutual funds, the day-to-day responsibility for the management and operation of the Corporation is provided by various service providers to the Corporation, such as Bessemer Investment Management LLC, the Funds’ investment adviser (the “Adviser”), the sub-advisers, the distributor, administrator, custodian, and transfer agent, each of whom are discussed in greater detail in the Funds’ Statement of Additional Information (the “SAI”), subject in all cases

[4]	Mr. Officer serves, or has served, as Director of the following entities: DBX ETF Trust (5); Dreyfus Transfer, Inc.; Dreyfus Service Organization, Inc.; Seven Six Seven Agency, Inc.; Mellon Residential Funding Corp.; Mellon United National Bank; Dreyfus Fund International Limited; Man Long Short Fund; GLG International Small Cap Fund; and BNY Mellon Funds Trust.

[5]	Mr. Ellis serves as Director of Clean Diesel Technologies Inc.

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to the oversight of the Board. The Board has appointed various senior individuals of certain of these service providers as officers of the Corporation, with responsibility for monitoring and reporting to the Board on the Corporation’s operations and affairs. In discharging this oversight, the Board receives regular reports from these officers and service providers. For example, the Treasurer reports as to financial reporting matters and the President and other investment personnel report on the performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Corporation’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of current operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings”, to address various matters. In all cases, however, the role of the Board and of any individual Director is one of oversight and not the management of the day-to-day affairs of the Corporation.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to appropriately perform its oversight function given the particular characteristics and circumstances of the Corporation. It has established three standing committees, an Audit Committee, a Nominating Committee, and a Governance Committee, which are discussed in greater detail below under “Committees”. More than 75% of the members of the Board are Independent Directors, who are Directors that are not affiliated with the Adviser, the sub-advisers, the principal underwriter or their affiliates, and each of the Audit, Governance and Nominating Committee is comprised entirely of Independent Directors. The Chairman and Vice Chairman of the Board are each Independent Directors. The Board has appointed the Managing Director and Head of Fixed Income of the Adviser as the President of the Corporation. The Board reviews its structure and the structure of its Committees annually. In developing this structure, the Board has considered that the Funds serve as asset allocation vehicles for clients of the Adviser’s affiliates. The Board also has determined that the structure of an Independent Chairman, the composition of the Board, and the function and composition of its various Committees are appropriate means to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. The Corporation has appointed a Chief Risk Management Officer. The Chief Risk Management Officer regularly monitors the risks present in the Corporation and reports directly to the Board. In addition, because risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Corporation’s independent public accounting firm to discuss, among other things, the internal control structure of the Corporation’s financial reporting function as well as review of a risk matrix relating to the principal risks associated with the Corporation and how those risks are

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being managed. The Chairman of the Governance Committee meets regularly with the Chief Compliance Officer and Chief Risk Management Officer to discuss compliance, operational and other risks and how they are managed. The Board receives reports from the Adviser and sub-advisers as to investment risks as well as other risks that are discussed with the Governance or Audit Committee. In addition to these reports, from time to time the Board receives reports from the Chairman of the Adviser’s and its affiliates’ Investment Risk Committee, from senior officers of the Adviser and its affiliates. As a further enhancement to its risk management oversight process, the Board has designated one of its members, Mr. Officer, to act as direct liaison to the Chief Risk Management Officer for consultation relating to risk oversight in between Board Meetings and other risk management initiatives.

Information about Each Nominee’s Qualifications, Experience, Attributes or Skills

The Board believes that each of the Nominees has the appropriate qualifications, experience, attributes and skills (“Director Attributes”) to continue to effectively render their duties as Directors of the Corporation in light of the Corporation’s business and structure. Each of the Nominees has substantial business and professional backgrounds that demonstrate their respective ability to critically review, evaluate and assess information provided to them. Examples of these business and professional experiences are set forth in detail in the charts above. In addition, each of the Nominees has served on boards for organizations other than the Corporation, as well as having served on the Board of the Corporation for the number of years shown above. They each therefore have substantial board experience and, in their service to the Corporation, have gained substantial insight as to the operations of the Corporation. The Corporation’s Governance Committee annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Directors is evaluated.

In addition to the information provided in the charts above, certain additional information concerning each particular Nominee and their Director Attributes is set forth below. The information provided below, and in the chart above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the capacity to ask incisive questions, the management of people and developing solutions to problems. In conducting its annual self-assessment, the Governance Committee has determined that the Nominees have the appropriate attributes and experience to serve effectively as Directors of the Corporation.

Mr. Beard’s Director Attributes include his investment and executive experience with Westport Asset Fund Inc. and his experience of serving on boards of a number of other entities. Mr. Beard serves as Chairman of the Board and Chair of the Nominating Committee. Mr. Beard’s Director Attributes also include his financial and accounting knowledge. In this regard, Mr. Beard has served as audit chair, nominating committee chair and finance committee chair and/or a member of a number of public, private, domestic and international entities. Mr. Beard has been designated to serve as an Audit Committee financial expert for the Corporation based on this financial acumen.

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Ms. Francy’s Director Attributes include her financial background as Treasurer, Controller, Director of Finance and Director of Budget Operations of Columbia University. Ms. Francy serves as Vice Chair of the Board and Chair of the Audit Committee. Ms. Francy also has been designated to serve as an Audit Committee financial expert for the Corporation based on her financial acumen. Ms. Francy’s Director Attributes also include her experiences as chairperson of the audit committee of a public company and chairing or serving on the audit/finance committees of several organizations and not for profits.

Mr. Glowacki’s Director Attributes include knowledge and experience resulting from his senior positions as Managing Director and Regional Director of Bessemer Trust Company, N.A., an affiliate of the Adviser. In this regard, Mr. Glowacki is able to impart to the Board key information relating to the clients, products, operations, personnel, and financial resources of the Bessemer Trust companies. The Board believes that this information is invaluable to it in its oversight of the Corporation.

Mr. Officer’s Director Attributes include his significant business and executive experience, including his prior executive positions at The Bank of New York Mellon, The Dreyfus Corporation, and their affiliates. His Director Attributes also include his experience serving as a director and an executive officer of a number of registered investment companies within The Dreyfus Family of Funds. Mr. Officer serves as the Board’s Risk Management liaison. Mr. Officer has been designated to serve as an Audit Committee financial expert for the Corporation based on this financial background.

Mr. Ellis’ Director Attributes include his investment and executive experience with Rockport Capital Partners, a multi-stage venture capital firm that invests in the areas of alternative and traditional energy, mobility and sustainability. His Director Attributes also include his experience of serving on boards of a number of other entities. Mr. Ellis was also an executive at BayCorp Holdings, Kenetech Corporation and Knoll International.

Committees

The Board has an Audit Committee, currently consisting of Messrs. Beard, Kaufman, Officer and Whitmore and Ms. Francy. As set forth in its charter, the primary duties of the Corporation’s Audit Committee are: (1) to evaluate and recommend to the Board auditors to be retained for the next fiscal year; (2) to meet with the Corporation’s independent auditors as necessary; (3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Adviser or the auditors; (4) to review the fees charged by the auditors for audit and non-audit services; (5) to investigate improprieties or suspected improprieties in Fund operations; (6) to review the findings of SEC examinations and consult with BIM on appropriate responses; and (7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met 3 times during the fiscal year ended October 31, 2012. The Audit Committee and its Chair also met informally with the Funds’ auditor and management periodically during the fiscal year.

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The Board has a Nominating Committee, currently consisting of Messrs. Beard, Kaufman, Officer and Whitmore and Ms. Francy. The Nominating Committee’s primary responsibility is to nominate Director candidates when there is a vacancy on the Board. The Nominating Committee considers nominees from shareholders. To submit a recommendation for nomination as a candidate for a position on the Board, shareholders of the Funds must mail any such recommendation to the Corporation’s Secretary, Diane J. Drake, at BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809. Such recommendations must include the following information: (1) a full description of the proposed candidate’s background, including his/her name, age, business address, residence address and principal occupation or employment; (2) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder), including the Fund name(s), the number of shares beneficially owned and the date such shares were acquired; (3) information as to whether the candidate is, or is not, an “interested person” of the Corporation, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; (4) all other information related to the individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder, including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director (if elected); and (5) any other information that may be helpful to the Committee in evaluating the candidate. In order to be considered for inclusion in the Corporation’s proxy statement, any such recommendation (1) should be submitted within a reasonable time before the Corporation begins to print and mail its proxy statement and (2) must be submitted by such date and contain such information as may be specified in the Corporation’s By-Laws. There were 2 meetings of the Nominating Committee during the fiscal year ended October 31, 2012.

The Board also has a Governance Committee, currently consisting of Messrs. Beard, Kaufman, Officer and Whitmore and Ms. Francy. The Governance Committee’s primary responsibilities are to oversee the structure, compensation and operation of the Board. There were 4 meetings of the Governance Committee during the fiscal year ended October 31, 2012.

Additionally, the Corporation has a Pricing Committee, currently consisting of Messrs. Glowacki and Whitmore as well as certain representatives from the Adviser, and its affiliates. The Pricing Committee’s primary responsibilities are to oversee the Corporation’s valuation methodologies, including making determinations concerning the fair value of certain securities for which market quotations are not readily available. The Pricing Committee meets as necessary.

Procedures for Communications to the Board

Shareholders who want to communicate with the Board or an individual director should send written communications addressed to the Board of Directors of the Corporation or the individual director c/o the Corporation’s Secretary, Diane J. Drake, at BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, DE 19809. The Secretary of the

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Corporation may determine not to forward to the Board or individual director any letter that does not relate to the business of a Fund.

Remuneration for Directors and Officers

Information about total directors’ fees paid by the Funds to the current Directors, including the Non-Interested Nominees, for the fiscal year ended October 31, 2012, is included in Appendix C to this Proxy Statement. The Non-Interested Nominee, if elected, will continue to be entitled to receive fees as established by the Board from time-to-time.

Required Vote and Recommendation

The election of directors requires the affirmative vote of a plurality of the votes cast at a meeting at which a quorum of the Corporation is present.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF ALL FUNDS VOTE FOR THE ELECTION OF EACH NOMINEE.

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II. INFORMATION ABOUT THE CORPORATION

This section provides certain information about the Corporation, including information about the Adviser, the distributor, administrator, and the identity of persons holding more than 5% of the outstanding shares of any Fund.

The Corporation is an open-end, management investment company that was established under the laws of the State of Maryland on August 26, 1993. The Corporation currently offers seven portfolios or funds. The address of the Corporation is 760 Moore Road, King of Prussia, PA 19406.

Officers of the Corporation

The following table provides information about the officers of the Corporation.

Officers

Name, Address and Age	Position(s) Held or to be Held with the Corporation	Term of Office and Length of Time Served as an Officer of the Corporation	Principal Occupation(s) During the Past Five Years
David W. Rossmiller 630 Fifth Avenue New York, NY 10111 Age: 55	President & Chief Executive Officer	Indefinite term; 1 Year	Managing Director and Head of Fixed Income, Bessemer Trust Company, N.A. (Since 2010); Managing Director and Global Head, Fixed Income, Deutsche Bank (1999-2010).

Steven L. Williamson 630 Fifth Avenue New York, NY 10111 Age: 60	Chief Legal Officer	Indefinite; 10 Years	Managing Director and General Counsel, The Bessemer Group, Incorporated and principal bank subsidiaries (Since 2007).

Don J. Andrews 630 Fifth Avenue New York, NY 10111 Age: 55	Vice President Vice President & Chief Compliance Officer Vice President, Chief Compliance Officer & Chief Risk Management Officer	Indefinite; 8 Years 5 Years 4 Years	Managing Director and Chief Compliance Officer, Bessemer Trust Company, N.A. (Since 2002).

Peter C. Artemiou 630 Fifth Avenue New York, NY 10111 Age: 50	Vice President Vice President & Assistant Treasurer Vice President and Treasurer	Indefinite; 9 Years 3 Years 4 Years	Managing Director & Controller- Alternative Investments, The Bessemer Group, Incorporated and Bessemer Trust Company, N.A. (Since January 12, 2012); Principal and Controller - Alternative Investments, The Bessemer Group, Incorporated and Bessemer Trust Company, N.A. (2000-January 11, 2012).
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Name, Address and Age	Position(s) Held or to be Held with the Corporation	Term of Office and Length of Time Served as an Officer of the Corporation	Principal Occupation(s) During the Past Five Years
Nicola R. Knight 630 Fifth Avenue New York, NY 10111 Age: 50	Assistant Secretary	Indefinite; 4 Years	Principal and Associate General Counsel of Bessemer Trust Company, N.A. (Since September 2007).

Louis Beasley 630 Fifth Avenue New York, NY 10111 Age: 42	Vice President Vice President & Anti-Money Laundering Compliance Officer	Indefinite; 1 Year Since February 2013	Principal and Director of Investment Management Compliance, Bessemer Trust Company N.A. (Since January 12, 2012); Senior Vice President and Director of Investment Management Compliance, Bessemer Trust Company, N.A. (November 2006-January 11, 2012).

Andrew J. McNally 760 Moore Road King of Prussia, PA 19406 Age: 42	Treasurer Vice President & Assistant Treasurer	Indefinite; 3 Years 4 Years	Vice President and Senior Director of Fund Accounting & Administration, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) (formerly, PNC Global Investment Servicing (U.S.) Inc.) (financial services company) (Since 2007).

Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 Age: 46	Secretary	Indefinite; 6 Years	Managing Director and Senior Counsel, BNY Mellon (Since 2010); Vice President and Counsel, BNY Mellon (Since 2008).

Jack Jafolla 760 Moore Road King of Prussia, PA 19406 Age: 43	Assistant Treasurer	Indefinite; 6 Years	Senior Manager of NAV Operations, BNY Mellon (Since 2008); Senior Manager of Fund Accounting & Administration, BNY Mellon (2005-2008).

William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 Age: 43	Assistant Secretary	Indefinite; 1 Year	Vice President and Manager of BNY Mellon (Since 2010); Assistant Vice President and Manager, BNY Mellon (2008-2010).

Current Service Providers

Investment Adviser. Bessemer Investment Management LLC (the Adviser) serves as investment adviser to the Fund and is a wholly-owned subsidiary of Bessemer. The Adviser is located at 630 Fifth Avenue, New York, New York 10111. The Adviser’s principal executive officers and managers and the principal occupation of each are shown below. The address of each such principal executive officer and manager is 630 Fifth Avenue, New York, New York 10111.

Distributor. Foreside Funds Distributors LLC, located at 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312, serves as the Funds’ Distributor.

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Administrator. BNY Mellon Investment Servicing (US) Inc., located at 760 Moore Road, King of Prussia, PA 19406, serves as the Funds’ Administrator.

Significant Shareholders

As of the Record Date, the Nominees and officers of the Corporation, in the aggregate, owned less than 1% of the outstanding shares of each Fund.

The persons listed in the tables below are deemed to be control persons or principal owners of the Funds, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of a Fund’s outstanding securities and are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders. The effect of such control may be to reduce the ability of other shareholders of the Funds to take actions requiring the affirmative vote of holders of a plurality or majority of a Fund’s shares without the approval of the controlling shareholder. Principal holders own of record or beneficially 5% or more of a Fund’s outstanding voting securities.

As of the Record Date and as set forth below, NAIDOT & Co., acting in various capacities for numerous accounts, was the owner of record of 5% or more of a Fund’s outstanding shares:

NAIDOT & Co. c/o Bessemer Trust Company 100 Woodbridge Center Drive Woodbridge, NJ 07095-1162	Old Westbury Large Cap Core Fund	98.97%
	Old Westbury Large Cap Strategies Fund	98.92%
	Old Westbury Global Small & Mid Cap Fund	99.00%
	Old Westbury Global Opportunities Fund	99.17%
	Old Westbury Real Return Fund	98.95%
	Old Westbury Fixed Income Fund	98.81%
	Old Westbury Municipal Bond Fund	98.86%
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III. VOTING INFORMATION

Record Date, Quorum and Methods of Tabulation

Shareholders of record at the close of business on October 23, 2013 (the Record Date) are entitled to notice of, and to vote at, the Meeting and any adjournment thereof. Information regarding the number of shares of each Fund that were issued and outstanding as of the Record Date is included in Appendix D to this Proxy Statement. A quorum of shareholders of the Corporation is required to take action on the Proposal. One-third of the Corporation’s collective shares outstanding and entitled to vote, as of the Record Date, present in person or by proxy, constitutes a quorum for the transaction of business by the Funds’ shareholders at the Meeting.

Each shareholder is entitled to one vote for each share he or she owns of a Fund. Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made with respect to a particular matter, shares will be voted in accordance with the recommendation of the Board. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the Corporation prior to any such exercise, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Board as inspectors both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions and “broker-non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted for quorum purposes. However, abstentions and broker non-votes will have no effect on the outcome of the vote on the election of Directors.

Adjournments

In the event that a quorum is not present for purposes of acting on a proposal, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, the chairman of the Meeting may adjourn the Meeting to permit further solicitation of proxies.

Solicitations of Proxies

The solicitation of proxies by mail and telephone may be made by officers and Directors of the Corporation and officers and employees of the Adviser, its affiliates and other representatives of the Corporation. The costs of preparing, printing and mailing this Proxy Statement and the cost of holding the Meeting (including the costs of any additional solicitation and any adjournment session) will be borne by the Corporation.

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Methods of Voting

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it (them) in the enclosed postage-paid envelope. You may also vote by attending the Meeting in person and voting. In addition, you may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions or via internet by visiting the website printed on your proxy card(s) and following the on-screen instructions. If your shares are held by a broker or nominees, you can arrange to vote your proxies by contacting your representative at the broker or nominee.

Revocation of Proxies

If you sign, date and submit a proxy card in respect of a Fund, you may revoke that proxy or change it by written notice to the Corporation, by submitting a subsequently executed and dated proxy card, by authorizing your proxy by telephone or Internet at a later date, or by attending the Meeting and casting your vote in person, or as otherwise permitted. Attending the Meeting in person will not automatically revoke your prior proxy; you would need to take specific action to revoke your proxy at, or in advance of, the Meeting.

Required Vote

Election of directors requires the affirmative vote of a plurality of votes cast at the Meeting by or on behalf of shareholders of the Corporation. A “plurality of votes cast” means that a nominee is elected if he or she receives the highest number of affirmative votes cast, whether or not such votes constitute a majority, up to the maximum number of directors to be elected at the Meeting, which is five. If any other matter may properly come before the Meeting at which a quorum is present for the purposes of such other matter, a majority of votes cast is required to approve the matter, unless a different vote is required by applicable law or by the charter of the Corporation.

Shareholder Proposals at Future Meetings

The Corporation is not required to hold annual shareholder meetings and currently does not intend to hold shareholder meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed, as specified in the Corporation’s By-Laws. Any such shareholder proposals should be submitted, in writing to the Corporation’s Secretary at BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

Other Matters

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any

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questions as to an adjournment or postponement of the Meeting, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

One copy of this Proxy Statement will be mailed to shareholders sharing the same address unless the Fund has received contrary instructions from one or more of the shareholders. If you wish to receive individual copies of this Proxy Statement, please call 1-800-607-2200; if your shares are held through a financial institution, please contact the financial institution directly.

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APPENDIX A

Beneficial Ownership By Nominees

The table below shows the dollar range of equity securities owned beneficially by each Nominee in the Funds and in any registered investment company overseen by the Nominees within the same family of investment companies as of September 30, 2013 stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

	Name of Non-Interested Nominee				Name of Interested Nominee
	Eugene P. Beard	Alexander Ellis III	Patricia L. Francy	J. David Officer	Jeffrey J. Glowacki[1]
Old Westbury Large Cap Core Fund	Over $100,000	None	$10,001- $50,000	$10,001- $50,000	None
Old Westbury Large Cap Strategies Fund	Over $100,000	None	$10,001- $50,000	$10,001- $50,000	Over $100,000
Old Westbury Global Small & Mid Cap Fund	Over $100,000	None	$10,001- $50,000	$10,001- $50,000	Over $100,000
Old Westbury Global Opportunities Fund	Over $100,000	None	$10,001- $50,000	$10,001- $50,000	Over $100,000
Old Westbury Real Return Fund	$1-$10,000	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000
Old Westbury Fixed Income Fund	$0	None	$10,001- $50,000	$10,001- $50,000	None
Old Westbury Municipal Bond Fund	Over $100,000	None	$10,001- $50,000	$10,001- $50,000	None
Aggregate Dollar Range of Securities in Fund Complex	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000

[1]	Mr. Glowacki maintains exposure to the foregoing investment strategies through investment of his deferred compensation profit sharing account balances in bank portfolios with investments in the Funds and other pooled investment vehicles with substantially the same investment objectives and strategies as the Funds.
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APPENDIX B

Nominating Committee Charter

OLD WESTBURY FUNDS, INC.

(the “Corporation”)

NOMINATING COMMITTEE CHARTER

This Charter sets forth the purpose, authority, and responsibilities of the Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of the Corporation. This Charter will be reviewed annually by the Committee and approved by the Board of Directors of the Corporation, and any proposed changes thereto shall be submitted for approval by the Board of Directors of the Corporation.

Purpose

The Committee has as its primary purpose the responsibility for the nomination of persons to serve as members of the Board of Directors of the Corporation and shall have such other responsibilities as are set forth herein or otherwise assigned by the Board of Directors.

Authority

The Committee has been duly established by the Board of Directors of the Corporation, and shall be provided with appropriate resources to discharge its responsibilities effectively, including the authority to retain special counsel and other experts or consultants at the expense of the Corporation.

Composition and Term of Members of the Committee

The Committee shall be composed entirely of independent directors, Directors who are not “interested persons” of the Corporation (“Independent Directors”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”). Membership of the Committee shall be determined by the full Board. The Chairperson of the Board shall recommend to the Board, and the Board shall designate, the Chairperson of the Committee at its sole discretion. The members of the Board of Directors who are members of the Committee are listed on Exhibit A attached hereto. Each member of the Committee shall serve until a successor is appointed.

Meetings

Meetings of the Committee may be called by the Chairperson of the Board or of the Committee, or by a majority of the members of the Committee. The presence of a majority of the members shall be necessary to constitute a quorum for any meeting and a vote of the majority

B-1

of the members shall be required in order for the Committee to take action. The Chairperson of the Committee shall call meetings on an “as needed” basis. Meetings may be held as often as deemed appropriate by the Chairperson of the Committee. The Committee may either meet on its own or in conjunction with meetings of the Board of Directors. Meetings of the Committee may be held in person, by videoconference or by teleconference. The Committee may invite management, counsel and representatives of service providers to attend meetings and provide such information to the Committee as it considers appropriate. The Committee may take action by unanimous written consent in lieu of a meeting. Counsel to the Independent Directors of the Corporation will serve as counsel to the Committee, and will be responsible for preparing and maintaining the minutes of the meetings of the Committee. Minutes of each such meeting will be circulated to all members of the Committee in a timely manner.

Nominating Responsibilities and Functions

The Committee shall provide assistance to the Board of Directors in fulfilling its responsibilities to the shareholders of the Corporation.

1. The Committee shall nominate persons to become Independent Directors. The Committee shall evaluate the qualifications of a candidate to become an Independent Director and his or her independence from the Corporation’s investment adviser, Bessemer Investment Management LLC (“BIM”), the sub-advisers, and other principal service providers to the Corporation. A candidate must be “disinterested” in terms of both the letter and the spirit of Section 2(a)(19) of the 1940 Act, as well as satisfy the requirements of Section 301 of the Sarbanes-Oxley Act of 2002. The Committee shall also consider the effect of any relationships beyond those delineated in the Sarbanes-Oxley Act that might impair the independence of a candidate, such as the business, financial, or family relationships with BIM, the sub-advisers, or principal service providers.

2. Candidates may be recommended by members of the Committee and by members of the Board of Directors. Each candidate will be evaluated by the Committee, taking into consideration, among other factors that the Committee may determine in its sole judgment, any or all of the following attributes: leadership, independence, interpersonal skills, financial acumen, business experience, industry knowledge and diversity of background or viewpoint. In considering candidates, the Board of Directors and the Committee believe that no specific qualification or characteristic is controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. The Committee will periodically assess, as it deems necessary or appropriate, the criteria for selection of potential Directors. The members of the Committee may conduct an in-person interview of viable candidates and will conduct such verification of a candidate’s credentials and background as the Committee shall deem appropriate. When the candidates have been evaluated and interviewed, the Committee shall determine which of the viable candidates should be presented to the Board of Directors for selection to become a member of the Board of Directors.

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3. The Committee shall also nominate persons to become Directors who are not Independent Directors, but shall meet other appropriate criteria for service as a Director.

4. The Committee may consider candidates for either Independent Director or Interested Director, submitted by shareholders or from other sources it deems appropriate. The Committee may also consider, with respect to candidates for Interested Directors, the views and recommendations of BIM and/or its affiliates. Any recommendation should be submitted to the Secretary of the Corporation. Any submission should include at a minimum the following information as to each individual proposed for election or re-election as director: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series, and number of shares of stock of the Corporation that are beneficially owned by such individual, the date such shares were acquired, whether the person making such nomination believed such individual is, or is not, an “interested person” of the Corporation (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director (if elected)). Any such submission, in order to be considered for inclusion in the Corporation’s proxy statement, should be submitted within a reasonable time before the Corporation begins to print and mail its proxy statement. Any such submission must also be submitted by such date and contain such information as may be specified in the Corporation’s By-laws. Additional information that the Committee deems, in its sole discretion, necessary to evaluate a candidate shall be provided promptly upon the Committee’s request.

Nominations with respect to Other Committees of the Board

The Committee shall make nominations for membership on all committees created by the Board of Directors to the Board and shall review such assignments as it deems appropriate.

The Committee shall consider such other matters relating to its responsibilities and functions as it deems appropriate, as well as other matters as may be referred to it from time to time by the Board of Directors.

Adopted: February 8, 2006

Amended: March 6, 2007

Amended: February 12, 2008

Amended: September 23, 2008

Amended: February 10, 2010

Amended: January 26, 2011

Amended: January 25, 2012

Reviewed: January 22, 2013

Amended: July 23, 2013

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APPENDIX A (to Nominating Committee Charter)

Eugene P. Beard

Patricia L. Francy

Robert M. Kaufman

John R. Whitmore

J. David Officer

Amended: January 25, 2012

B-4

APPENDIX C

Director Compensation

The table below sets forth the compensation received by each Director from the Corporation for the fiscal year ended October 31, 2012. Interested Directors and officers who are officers or employees of the Adviser and BNY Mellon do not receive compensation from the Corporation.

Director Compensation for the Fiscal Year Ended October 31, 2012

Name of Director	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as a Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex (7 Funds) Paid to Directors
Independent Directors
Eugene P. Beard	$229,000	$0	$0	$229,000
Alexander Ellis III[1]	$0	$0	$0	$0
Patricia L. Francy	$201,500	$0	$0	$201,500
Robert M. Kaufman	$199,000	$0	$0	$199,000
J. David Officer	$181,500	$0	$0	$181,500
John R. Whitmore	$191,500	$0	$0	$191,500
Interested Director
Jeffrey J. Glowacki	None	None	None	None

[1]	Mr. Ellis was appointed as a Director, effective July 25, 2013.

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APPENDIX D

Total Beneficial Shares Outstanding as of the Record Date

Fund	Total Number of Shares of Beneficial Interest
Old Westbury Large Cap Core Fund	59,866,938.52
Old Westbury Large Cap Strategies Fund	787,708,990.07
Old Westbury Global Small & Mid Cap Fund	381,993,141.62
Old Westbury Global Opportunities Fund	698,700,678.66
Old Westbury Real Return Fund	183,157,448.82
Old Westbury Fixed Income Fund	46,925,472.74
Old Westbury Municipal Bond Fund	103,514,823.33

D-1

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M63860-TBD	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING NOMINEES:

1.	PROPOSAL TO ELECT THE DIRECTOR NOMINEES

	Nominees:

	01)	Eugene P. Beard	04)	Alexander Ellis III
	02)	Patricia L. Francy	05)	Jeffrey J. Glowacki
	03)	J. David Officer

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

☐	☐	☐

THE PROXIES ARE AUTHORIZED AND RESERVE THE RIGHT TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

YOUR VOTE IS IMPORTANT

Please complete, sign and return this card as soon as possible.

Please sign exactly as your name appears on this ballot. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

M63861-TBD

OLD WESTBURY FUNDS, INC.

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 21, 2013

The undersigned hereby appoints Diane J. Drake and William H. Wallace, III and each of them separately, as proxies, with the power to appoint her or his substitute, and hereby authorizes her or him to represent and to vote, as designated on the reverse side, all shares of the above-referenced funds (the “Funds”) which the undersigned is entitled to vote at the Special Meeting of shareholders of the funds to be held at 760 Moore Road, King of Prussia, Pennsylvania on November 21, 2013 at 10:00 a.m. Eastern Time, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.